UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

YOU ON DEMAND HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35561	20-1778374
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	ID Number)

27 Union Square, West Suite 502
New York, New York 10003
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-206-1216

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of YOU On Demand Holdings, Inc. (the “Company”) was held on November 20, 2014. At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as described below.

1(a). Holders of the Company’s Common Stock, Series A Preferred Stock and Series E Preferred Stock, voting together as a single class, elected six directors to the Company’s Board of Directors to hold office for a one-year term until the annual meeting of stockholders in 2015 and until their successors are re-elected and qualified. The votes for each of the nominees were as follow:

	For	Withheld	Abstained	Broker Non-Votes
Shane McMahon	19,668,690	98,594	0	0
Weicheng Liu	19,668,690	104,140	0	0
Arthur Wong	19,743,821	23,463	0	0
James S. Cassano	19,588,592	178,692	0	0
Clifford Higgerson	19,656,931	110,353	0	0
Jin Shi	19,668,144	99,140	0	0

1(b). Holders of the Company’s Series E Preferred Stock, voting as a separate class, elected one director, Xuesong Song, to the Company’s Board of Directors to hold office for a one-year term until the annual meeting of stockholders in 2015 and until his successor is re-elected and qualified. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
3,960,394	0	0	n/a

2. Stockholders ratified the selection of KPMG Huazhen (Special General Partnership) as independent registered public accounting firm for the fiscal year ending December 31, 2014. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
26,889,420	187,165	181,692	0

3. Stockholders approved an advisory resolution regarding the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
19,571,106	159,661	36,517	0

4. Stockholders took an advisory vote to set the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its future proxy statements for stockholder consideration every calendar year. The votes regarding this proposal were as follows:

One Year	Two Years	Three Years	Abstained
791,777	57,676	18,882,994	39,837

Following this advisory vote, and consistent with the voting results, the Company decided to conduct future advisory votes on named executive officer compensation once every three years until the next required advisory vote on frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOU ON DEMAND HOLDINGS, INC.

By:	/s/ Marc Urbach
	Name:	Marc Urbach
	Title:	President and Chief Financial Officer

Date: November 26, 2014